UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): December 11, 2006
LAM RESEARCH CORPORATION
(Exact name of registrant as specified in its charter)
Delaware
(State or Other Jurisdiction of Incorporation)

0-12933	94-2634797
(Commission File Number)	(IRS Employer Identification Number)
4650 Cushing Parkway
Fremont, California 94538
(Address of principal executive offices including zip code)
(510) 572-0200
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers
Item 9.01. Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EXHIBIT 10.1

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.
On December 11, 2006, Lam Research Corporation (the “Company” or “Lam”) entered into an Employment Agreement (the “Agreement”) with James W. Bagley, its Executive Chairman, for his continued service as Executive Chairman of Lam through March 31, 2009.
Under the Agreement, Mr. Bagley shall receive a base salary at an annualized rate of $240,000. In addition, Mr. Bagley shall receive a lump sum compensation payment of $2.5 million following completion of the term of the Agreement, provided that Mr. Bagley abides by certain confidentiality, noncompetition and other provisions of the Agreement. During the term of the Agreement, Mr. Bagley shall be eligible, at the discretion of Lam’s Board of Directors, to participate in the benefits plans maintained by Lam for other key executives, except that Mr. Bagley shall not be eligible for performance-based bonus awards granted by the Company.
In the event that Mr. Bagley’s employment is terminated for any reason (whether voluntarily or involuntarily) other than for cause during the term of the Agreement, Mr. Bagley shall continue to be eligible to receive the $2.5 million lump sum compensation payment, provided that he continues to abide by certain confidentiality, noncompetition and other provisions of the agreement through March 31, 2009. Additionally, in the event that Mr. Bagley’s employment is terminated involuntarily other than for cause or by reason of death or disability, Mr. Bagley or his designated beneficiaries shall be paid the amount of his base salary through the end of the Agreement term.
The foregoing description of the Agreement does not purport to be complete and is qualified in its entirety by reference to the Agreement which is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
     (c) Exhibits
10.1	Employment Agreement between James W. Bagley and Lam Research Corporation

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: December 15, 2006

LAM RESEARCH CORPORATION
By:	/s/ Martin B. Anstice
Martin B. Anstice
Group Vice President, Chief Financial Officer, and Chief Accounting Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1	Employment Agreement between James W. Bagley and Lam Research Corporation